Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is entered into as of May 22, 2018, by and between Willis North America Inc. (the “Company”), a subsidiary of Willis Group Holdings Public Limited Company (“Willis”), and Todd Jones (“Executive”).

WHEREAS, the Company and Executive are parties to that certain Employment Agreement, dated July 1, 2013, as amended on April 30, 2014 (the “Letter Amendment”) (hereinafter collectively referred to as the “Employment Agreement”);

WHEREAS, the Company desires to update the Executive’s current office location referenced in the definition of “Good Reason” within the Letter Amendment; and

WHEREAS, the Company and Executive desire to amend the terms of the Employment Agreement and Letter Amendment in accordance with this Amendment.

NOW, THEREFORE, in consideration of the continued employment of the Executive with the Company, the covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. The Letter Amendment is hereby amended to replace section (iii) of the definition of “Good Reason” within the Letter Amendment with the following:

“(iii) Employee is required to relocate Employee’s office outside a radius of 35 miles from the current office location of 100 Matsonford Road, Building 5, Suite 200, Radnor, Pennsylvania 19087.”

2. General.

(a)    Except as specifically provided in this Amendment, the Employment
Agreement and Letter Amendment will remain in full force and effect and are hereby ratified and confirmed. To the extent a conflict arises between the terms of the Employment Agreement and Letter Amendment and this Amendment, the terms of this Amendment shall prevail.

(b)     This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and shall have the same effect as if the signatures hereto and thereto were on the same instrument.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

WILLIS NORTH AMERICA INC.

By:    _____/s/ Anne Donovan Bodnar________
Name:     Anne Donovan Bodnar
Title:    Chief Human Resources Officer

TODD JONES

__________/s/ Todd Jones__________________
Date: July 26, 2018